Exhibit 10.9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Amendment to Purchase Agreement

This Amendment to Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 made as of the 10th day of January 2014, by and between Applied Silicone Corporation (hereinafter called the “supplier”) and Biosil Ltd (hereinafter called “Customer”).

Whereas pursuant to a Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 wherein the Supplier agrees to supply implantable silicone materials and support services to Customer under the described terms and conditions.

Whereas, Customer purchased a total of [* * *] between January 1 and December 31, 2013 and Supplier and Customer want to increase business volume and lower costs in 2014. Supplier will agree to an incentive rebate system based on increased purchases in 2014.

Now therefore the Parties covenant and agree to amend the Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 as follows:

1.	Section 3.1 is hereby modified to “Term”. Subject to the terms of this Agreement, the Agreement will commence on the December 15th 2008 and shall terminate on December 15th 2016.

2.	A rebate shall be given to Customer on total 2014 purchases if purchases in 2014 exceed [* * *]. Rebates will be based on the table below.

Purchases over 2013	Rebate
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

3.	All purchases made by any division of GC Aesthetics Group will apply to the purchases credited for the rebates calculation.

4.	The rebate will be issued as a credit to be used for 2014 purchases of material to be delivered between January 1, 2014 and January 31, 2015.

5.	Paragraph 5.1 shall continue at [* * *] after shipment from ASC factory.

6.	With the exception of the above. all other terms and conditions contained in the Supply, Material Confidentiality and Non-Disclosure Agreement dated December 15th 2008 are unchanged and remain binding on the parties.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

In witness whereof the parties have executed the Agreement

Biosil, LTD		Applied Silicone Corporation

/s/ Judith Robinson	Date 21/2/14	/s/ Alastair Winn	Date 2/25/14
Judith Robinson		Alastair Winn
Director of Finance		President
Biosil, Ltd.		Applied Silicone Corporation

CONFIDENTIAL INFORMATION